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                   Exhibit 23.1 - Consent of Ernst & Young LLP
                   -------------------------------------------


                         Consent of Independent Auditors

          We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 8, 2002, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-76522) and related Prospectus of Coastal Caribbean Oils & Minerals, Ltd. for the registration of 6,520,249 shares of its common stock.

                                                           /s/ Ernst & Young LLP


Stamford, Connecticut
March  11, 2002